                                                                   EXHIBIT 99.29



                                TRUST AGREEMENT



                                    between



                                 XXXXXXXXXX,
                                   as Seller



                                      and



                                  XXXXXXXXXX
                                   as Trustee



                                      and

                                  XXXXXXXXXX
                             as Individual Trustee



                           Dated as of June 11, 1993



                                 $5,415,300
                       Mortgage Pass-Through Certificates



                        (BORDERS BOOKS, UTICA, MICHIGAN)
                                  Series 1993

                               TABLE OF CONTENTS



                                                                                              Page
                                                                                              ----
PREFACE.....................................................................                   1

                                         ARTICLE I

DEFINITIONS.................................................................                   1

                                       ARTICLE II
                      CONVEYANCE OF MORTGAGE LOAN; TRUST FUND





Section 2.01              Conveyance of Mortgage Loan......................                    10
Section 2.02              Acceptance by Trustee............................                    11
Section 2.03              Trust Fund.......................................                    12
Section 2.04              Execution and Authentication of
                          Certificates.....................................                    12



                                       ARTICLE III
                            REPRESENTATIONS AND WARRANTIES OF SELLER

Section 3.01   Representations and Warranties of Seller....................                    12



                                       ARTICLE IV
                                    THE CERTIFICATES



Section 4.01              The Certificates.................................                    16
Section 4.02              Registration of Transfer and Exchange of
                          Certificates.....................................                    17
Section 4.03              Mutilated, Destroyed, Lost or Stolen
                          Certificates.....................................                    19
Section 4.04              Persons Deemed Owners............................                    19
Section 4.05              Appointment of Paying Agent......................                    19


                                       ARTICLE V
                    TRUSTEE'S DUTIES WITH RESPECT TO MORTGAGE LOAN;
                                ESTABLISHMENT OF ACCOUNTS



Section 5.01              Calculation of Distributions ....................                    20
Section 5.02              Receipt of Lease Payments; Collection of
                          Lease and Lease Guaranty Payments;
                          Collection of Mortgage Loan Payments;
                          Investment Direction.............................                    20
Section 5.03              Establishment of Certificate Account;
                          Deposits in Certificate Account .................                    21
Section 5.04              Permitted withdrawals From the Certificate
                          Account..........................................                    22
Section 5.05              Excess Revenue Account...........................                    23
Section 5.06              Permitted withdrawals from the Excess
                          Revenue Account..................................                    23
Section 5.07              Extraordinary Expense Reserve Account............                    24
Section 5.08              Permitted Withdrawals from the
                          Extraordinary Expense Reserve Account............                    24


Section 5.09              Capitalized Debt Service Account.................                    26
Section 5.10              Realization Upon Defaulted Mortgage Loan.........                    26
Section 5.11              Trustee Compensation.............................                    27
Section 5.12              Rights of the Certificateholders.................                    28



                                       ARTICLE VI
                          PAYMENTS TO THE CERTIFICATEHOLDERS



Section 6.01              Distributions....................................                    28
Section 6.02              Statements to Certificateholders.................                    29
Section 6.03              Advances by Trustee..............................                    30



                                     ARTICLE VII
                                     THE SELLER



Section 7.01              Indemnification; Third Party Claims..............                    30
Section 7.02              Maintaining Corporate Existence of the
                          Seller...........................................                    30
Section 7.03              Limitation on Liability of the Seller............                    31
Section 7.04              Seller May Resign................................                    31



                                  ARTICLE VIII
                                     DEFAULT



Section 8.01              Events of Default................................                    32
Section 8.02              Waiver of Defaults...............................                    32
Section 8.03              Notification to Certificateholders...............                    33
Section 8.04              Rights of Certificateholders to Direct
                          Proceedings......................................                    33


                                  ARTICLE IX
                             CONCERNING THE TRUSTEES



Section 9.01              Duties of Trustees...............................                    33
Section 9.02              Certain Matters Affecting Trustees...............                    35
Section 9.03              Trustee Not Liable for Certificates or
                          Mortgage Loan....................................                    46
Section 9.04              Trustee May Own Certificates.....................                    36
Section 9.05              Trustee's Fee and Expenses.......................                    36
Section 9.06              Action by Individual Trustee.....................                    37
Section 9.07              Eligibility Requirements for Trustee.............                    37
Section 9.08              Resignation and Removal of Trustee...............                    38
Section 9.09              Successor Trustee................................                    38
Section 9.10              Merger or Consolidation of Trustee...............                    38
Section 9.11              Resignation of Individual Trustee................                    39
Section 9.12              Removal of Individual Trustee....................                    39
Section 9.13              Appointment of Successor to
                          Individual Trustee...............................                    40
Section 9.14              Succession of Successor to Individual
                          Trustee..........................................                    40

                                   ARTICLE X
                                  TERMINATION



Section 10.01            Termination.......................................                 40
Section 10.02            Notice; Final Distribution........................                 41


                                   ARTICLE XI
                             MISCELLANEOUS PROVISIONS



Section 11.01            Severability of Provisions........................                 41
Section 11.02            Limitation on Rights of Certificateholders........                 42
Section 11.03            Amendment.........................................                 43
Section 11.04            Solicitation of Certificateholders................                 43
Section 11.05            Recordation of Agreement..........................                 44
Section 11.06            Duration of Agreement.............................                 44
Section 11.07            Governing Law.....................................                 44
Section 11.08            Notices...........................................                 44
Section 11.09            Counterparts......................................                 45
Section 11.10            Jurisdiction......................................                 45
Section 11.11            Gender; Number....................................                 45



TESTIMONIUM ...............................................................                  45

EXHIBIT A-1--Mortgage Loan Schedule........................................               A-1-1
EXHIBIT A-2--Mortgage Certificate Schedule.................................               A-2-1
EXHIBIT A-3--Contents of Mortgage File.....................................               A-3-1
EXHIBIT B--Form of Certificate.............................................                 B-1
EXHIBIT C--Form of Trustee Certification...................................                 C-1





                                TRUST AGREEMENT



        THIS TRUST AGREEMENT, dated as of June 11, 1993, is executed by and
among   XXXXXXXXXX, as seller (together with its permitted successors, in such
capacity, "Seller"), and   XXXXXXXXXX, a New York banking corporation, as
trustee (together with its permitted successors and assigns, "Trustee") and XXXXXXXXXX, as Individual Trustee (together with permitted successors and assigns in such capacity "Individual Trustee" and collectively with Trustee, "Trustees").

        In consideration of the premises and the mutual agreements hereinafter set forth, the Seller and the Trustees agree as follows:

                                    PREFACE

        Each Certificate evidences a beneficial ownership interest in the Trust Fund, the assets of which include, among other things, a Mortgage Loan. The Certificates are equally and ratably secured by and payable from the proceeds of the Mortgage and Mortgage Note, respectively (as each such term is defined herein).

        Each Certificate is paid principal and/or interest, as set forth on the Debt Service schedule on such Certificate, on a semiannual basis referred to herein as the Remittance Dates, (the fifteenth day of the month of each Due
Date). Payments under the Mortgage Note are payable semiannually on the Due Dates, (the fifteenth day of each month in which payment on the Mortgage Note is due). The Available Distribution Amount is calculated on the Determination Date.

                                   ARTICLE I

                                  DEFINITIONS

        Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

        "Administrative Expenses": The ordinary and necessary expenses incurred in the course of administrating the affairs of the Trust, excluding any Liquidation Expenses.

        "Agreement": This Trust Agreement and all amendments hereof and supplements hereto.

        "Annual Rental":  Has the meaning assigned in Article 4 of the Lease.

        "Appraisal":   An appraisal or certification as to value made or caused
to be made by the Seller. Such appraisal shall be signed prior to the funding of the Mortgage Loan by a qualified appraiser, duly appointed or approved by the Seller, who at the time of such appraisal had no interest, direct or indirect, in the Mortgaged Estate or in any loan made on the security thereof, and whose compensation was not affected by the approval or disapproval of the Mortgage Loan.

        "Assignment of Mortgage": The Assignment of the Mortgage dated as of June 11, 1993 between Seller and Trustee, the Assignment of Lease Assignment dated as of June 11, 1993, between Seller and Trustee, and any other notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the Mortgaged Estate is located to reflect of record the sale, conveyance, transfer and absolute assignment of the Mortgage to the Trustee.

        "Available Distribution Amount": As to any Remittance Date, an amount equal to the amount on deposit in the Certificate Account as of the close of business on the related Determination Date.

        "Borrower":     XXXXXXXXXX, formed under the laws of the State of
Michigan, and its successors and assigns, having its principal office at XXXXXXXXXX.

        "Business Day": Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking or savings and loan institutions in the city in which the principal corporate trust offices of the Trustee are located are authorized or obligated by law or executive order to be closed.

        "Capitalized Debt Service Account": The trust account described in
Section 5.09.

        "Capitalized Debt Service Reserve": Has the meaning assigned thereto in
Section 2 of the Loan Agreement.

        "Cash Liquidation": Recovery of all cash proceeds by the Trustee with respect to the termination of the defaulted Mortgage Loan following an Event of Default, including Insurance Proceeds, condemnation awards and other payments or recoveries (whether made at one time or over a period of time) which the Trustees deem to be finally recoverable, in connection with the sale or assignment of the Mortgage Loan, or a trustee's sale, foreclosure sale or other disposition of the Mortgaged Estate, but only if title to the related Mortgaged Estate was not acquired by foreclosure or deed in lieu of foreclosure by the Trustees pursuant to Section 5.10 of this Agreement.

        "Certificate" or "Certificates": The Certificate or Certificates evidencing a beneficial ownership interest in the Mortgage Loan executed by the Trustee substantially in the form set forth in Exhibit B hereto.

        "Certificate Account":   The trust account described in Section 5.03.

        "Certificate Balance": With respect to all the Certificates, the original principal amount of the Certificates less all payments, prepayments and redemptions of principal thereof, including without limitation any payments of principal comprising Debt Service; and with respect to any Certificate, the original principal amount of such Certificate less all payments, prepayments and redemptions of principal thereof, including without limitation any payments of principal comprising Debt Service on such Certificate.

        "Certificate Differential": Has the meaning assigned to it in Section 2 of the Loan Agreement and Section 2.1 of the Note Put Agreement.

        "Certificateholder", "Certificateholders", "Holder" or "Holders": The person or persons in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Seller or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained. The Trustees shall be able to conclusively rely on a certificate of the Seller in determining which Certificates are registered to an affiliate.

        "Certificate Register":   The register maintained pursuant to Section
4.02.

        "Certificate Schedule": The Certificate Schedule attached hereto as Exhibit A-2 setting forth the following information for each Certificate issued as of the Closing Date: (i) Certificate Number; (ii) the Certificate Balance as of the Closing Date; and (iii) the Debt Service on such Certificate.

        "Closing Costs":   An amount equal to $231,760.00 which shall be
disbursed to Placement Agent on the Closing Date.

        "Closing Date": July 1, 1993 .

        "Code":  The Internal Revenue Code of 1986, as amended.

        "Consent and Agreement":   The Consent and Agreement dated as of June
11, 1993 among Kmart, Seller, Borrower, Tenant and Trustee relating to the Lease, the Lease Guaranty, the Note Put
Agreement and  certain other related matters.

        "Corporate Trust Office": The office of the Trustee in the State of California at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at XXXXXXXXXX.

        "Debt Service": The interest and/or principal payable semiannually on the Remittance Date as stated on a specific Certificate.

        "Determination Date": The 5th day (or if such 5th day is not a Business Day, the Business Day immediately following such 5th day) of the month of the related Remittance Date.

        "Due Date": With respect to the Mortgage Loan, the fifteenth day of the month on which each Mortgage Payment is due on the Mortgage Loan, exclusive of any days of grace.

        "Due Period": With respect to any Remittance Date, the period ending on the Due Date for the month of such Remittance Date and commencing on the Due Date preceding such Remittance Date.

        "Eligible Investments": One or more of the following:

             (i) direct obligations of the United States of America,

             (ii) obligations fully guaranteed, both as to principal and interest, by the United States of America;

             (iii) certificates of deposit issued by, or bankers' acceptances of, or time deposits with, a bank or trust company organized under the laws of the United States or any state thereof, having capital, surplus and undivided profits aggregating at least $100,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof, rated in the highest rating category for such securities by S&P and Moodys'; and

             (iv) taxable government money market portfolios restricted to obligations with maturities of one year or less, issued or guaranteed by the full faith and credit of the United States which, at the time of such investment, are then rated in the highest rating category of S&P and Moody's (the "highest rating category" as used in this definition shall mean (A) a rating which would be assigned by S&P, as of the date first above written, equivalent to or higher than "AAAm" or "AAAmG" with respect to money-market securities; and (B) a rating which would be assigned by Moody's as of the date first above written, equivalent to or higher than "Am" with respect to money-market securities).

provided that any such obligations of the types described in clauses (i) through (iv) above shall not have a maturity later than the earlier of 90 days and the Due Date immediately following the acquisition thereof; provided further, that any such obligations of the types described in clauses (i) and
(ii) above may be made through a repurchase agreement in commercially reasonable form with a bank or other financial institution (which may be the Trustee) the senior unsecured debt of which is then assigned an A rating or better by S&P or Moody's, so long as title to the underlying obligations shall pass to the Trustee and that such underlying obligations shall be segregated in a custodial or trust account of or for the benefit of the Trustee.

        "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

        "Event of Default": Any event of default described in Section 8.01.

        "Excess Revenue Account": The trust account described in Section
5.05.

        "Extraordinary Expense Advances": All reasonable and necessary "out-of-pocket" costs and expenses of the Trustee in enforcing the Note Documents or otherwise reimbursable pursuant to the provisions thereof, and in compliance with the obligations under Section 5.10.

        "Extraordinary Expense Reserve Account": The account or accounts described in Section 5.07.

        "FDIC": Federal Deposit Insurance Corporation or any successor organization.

        "Individual Trustee": Means   XXXXXXXXXX and permitted successors or
assigns.

        "Insurance Proceeds": Proceeds paid by any insurer pursuant to any insurance policy including self-insurance proceeds paid by Kmart or any of its subsidiaries, covering the Mortgaged Estate.

        "Kmart":  Means   Kmart   Corporation, a Michigan corporation, and its
successors and assigns.

        "Lease": Has the meaning assigned thereto in Section 1.1 of the Loan Agreement.

        "Lease Guaranty": Has the meaning assigned thereto in Section 1.1 of the Loan Agreement.

        "Liquidated Mortgage Loan": The Mortgage Loan after an Event of Default when the Trustee has reasonably determined that all amounts which they expect to recover from or on account of the Mortgage Loan have been recovered.

        "Liquidation Expenses": Expenses which are incurred by the Trustee in connection with the liquidation of the defaulted Mortgage Loan, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Trustee pursuant to Section 5.10 (to the extent such amount is reimbursable under the terms of Section 5.10) respecting the Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

        "Liquidation Proceeds": Cash (including Insurance Proceeds) received by the Trustees in connection with the liquidation of the Mortgage Loan, if defaulted, whether through the sale of the Mortgage Loan, the sale of the Mortgaged Estate pursuant to foreclosure sale or otherwise, or the sale of the Mortgaged Estate if the Mortgaged Estate is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the Mortgage Note.

        "Loan Agreement": The Loan Agreement dated as of June 11, 1993, between Seller and Borrower, pursuant to the terms and conditions of which the Mortgage Loan was made.

        "Make-Whole Premium": Has the meaning assigned to it in Section 2 of the Loan Agreement and Section 2.1 of the Note Put Agreement. The Trustee shall be provided with a certificate evidencing the calculation of such amount by the Holders of Certificates evidencing Percentage Interests in the aggregate not less than 66-2/3% at any time requested by the Trustee, or in the event of their failure to provide such certificate, it shall be provided by Seller.


        "Moody's":  Moody's   Investors   Service,   Inc., a corporation
organized and existing under the laws of the State of Delaware, its successors and assigns.

        "Mortgage": Has the meaning assigned thereto in Section 1.2 of the Loan Agreement.

        "Mortgage File": The items referred to in Exhibit A-3 annexed hereto pertaining to the Mortgage Loan.

        "Mortgage Loan": The loan pursuant to the Loan Agreement together with all right, title and interest of Seller relating thereto, evidenced by the Mortgage Note and secured by the Mortgage, sold, conveyed, transferred and absolutely assigned by the Seller to the Trustee and which is the subject of this Agreement and included in the Trust Fund. The Mortgage Loan is identified on the Mortgage Loan Schedule annexed hereto as Exhibit A-1.

        "Mortgage Loan Schedule": The schedule attached hereto as Exhibit A-1 setting forth the following information for the Mortgage Loan: (i) the Mortgagor's name; (ii) the Mortgaged Estate; (iii) the maturity date; (iv) the Mortgage Note rate; (v) the First Due Date; (vi) a schedule setting forth the Mortgage Payments; and (vii) the original Principal Balance of the Mortgage Loan.

        "Mortgage Note": The 8.45% Collateralized Promissory Note executed by the Mortgagor or other evidence of the indebtedness of the Mortgagor secured by the Mortgage.

        "Mortgage Payment": The scheduled payment set forth in Exhibit A-1 of principal and interest on the Mortgage Loan. Specifically, with respect to interest, each June 15 and December 15, commencing December 15, 1993 and to and including June 15, 2014, and with respect to principal, each June 15, commencing June 15, 1994 and to and including June 15, 2014 (before any adjustment to such payments by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

        "Mortgaged Estate": The real and personal property securing the Mortgage Note and the improvements constructed with the proceeds of the Mortgage Loan, if any.

        "Mortgagor": The Borrower, as obligor on the Mortgage Note.

        "NAIC":    The National Association of Insurance Commissioners, its
successors and assigns or the Securities Valuation Office (SVO) thereof which provides insurance companies with uniform prices and quality ratings.

        "Net Liquidation Proceeds": Liquidation Proceeds net of Liquidation Expenses.

        "Note Documents":   The Loan Agreement, the Mortgage Note, the Mortgage
and each other document which constitutes a Loan Document pursuant to the terms and provisions of the Loan Agreement.

        "Note Put Agreement": The Note Put Agreement, dated as of June 11, 1993, by and between Seller and Kmart pursuant to the terms and conditions of which a put of the Mortgage Loan may be made on the occurrence of certain events specified therein.

        "Officer's Certificate": A certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries or any other duly authorized officer of the Seller and delivered to the Trustee as required by this Agreement.

        "Opinion of Counsel": A written opinion of an attorney at law admitted to practice in any state of the United States or the District of Columbia, or a written opinion of a law firm (such attorney or law firm herein referred to as "Counsel"), who may, in the case of an attorney, except as otherwise expressly provided in this Agreement, be in-house counsel for the Seller and reasonably acceptable to the Trustee.

        "Paying Agent": The Person designated as the Paying Agent pursuant to
Section 4.05.

        "Percentage Interest": The percentage of the whole undivided beneficial interest in the Trust Fund held by a Holder, to be evidenced by a Certificate which shall state the percentage interest therein.

        "Permitted Encumbrances": The Permitted Encumbrances as defined in the Mortgage.

        "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Placement Agent":     XXXXXXXXXX and its successors and assigns.

        "Pledge Agreement": Has the meaning assigned thereto in Section 1.2 of the Loan Agreement.

        "Principal Balance": The principal balance of the Mortgage Loan as of any Due Date (before any adjustment to such amortization schedule by reason of any delay caused by any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) which for purposes hereof is initially $5,187,000.

        "Principal Prepayment": Any payment or other recovery of principal on the Mortgage Loan, including any prepayment of principal pursuant to Section 3 of the Loan Agreement, Insurance Proceeds and condemnation awards to the extent required to be deposited in the Certificate Account (other than Liquidation Proceeds and monthly receipts of amounts referred to in Section 5.02(a)), which is received in advance of its scheduled Due Date, and excluding any amount of interest representing scheduled interest due.

        "Project": The facility comprised of a retail store constructed by Borrower and Tenant for lease by the Tenant on real property which will be acquired by Borrower and which such facility will be constructed on behalf of Borrower using the proceeds of the Mortgage Loan.

        "Purchase Agreement": The agreement between the Seller and XXXXXXXXXX, as purchaser, to sell and purchase Certificates.

        "Purchase Price": Has the meaning assigned thereto in Section 2.1 of the Note Put Agreement.

        "Put": The right to require purchase of the Mortgage Note by Kmart pursuant to the Note Put Agreement.

        "Rating Agency": With respect to the Certificates shall mean NAIC; if NAIC or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical credit rating agency, or other comparable Person, designated by Holders of Certificates evidencing Percentage Interests in the aggregate of not less than 66-2/3% at any time requested by Trustee, notice of which designation shall be given to the Trustee; references herein to the two highest rating categories of a Rating Agency shall mean AA or better, in the case of S&P and in the case of any other Rating Agency shall mean such ratings without any plus or minus.

        "Record Date": The close of business on the first Business Day of the month of the related Remittance Date.

        "Redemption": The redemption (or prepayment) of the Certificates, in whole or in part, as provided in this Agreement.

        "Redemption Date": The date determined in accordance with the provisions of this Agreement for Redemption of the Certificates.

        "Regulations": The Treasury Regulations, including proposed, temporary and final regulations promulgated under the provisions of the Code.

        "Remittance Date": With respect to the Certificates, an interest payment date of December 15, 1993, and each December 15, and June 15, thereafter until June 15, 2014, or the payment of the unpaid principal balance in full.

        "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors of Trustee, the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors of Trustee, the President, the Chairman of the Committee on Trust Matters, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the

Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Seller":   XXXXXXXXXX and its successors in interest.

        "S & P": Standard & Poor's Corporation and its successor in interest.

        "Tenant": Borders, Inc., which is a subsidiary of Kmart and has entered into the Lease with Borrower to occupy a facility comprised of a retail store in the Project.

        "Transfer Assurance":   A Transfer Assurance required pursuant to
Section  4.02(d).

        "Trust": The grantor trust created pursuant to this Agreement.

        "Trustee":   XXXXXXXXXX, and its permitted
successors hereunder.

        "Trustee's Fee": The amount of the annual fee paid to the Trustee for its ordinary fees and expenses arising under this Agreement, equal to $3,000, payable by Borrower pursuant to Section 9.13 of the Loan Agreement. Such fee shall constitute all compensation payable under this Agreement, except for the payment of certain additional amounts (which shall not be payable by Borrower) for such extraordinary services and as otherwise provided in this Agreement.

        "Trust Fund": The corpus of the Trust, to the extent described herein, consisting of the Mortgage Loan, including all rights which secure the obligation of the Borrower thereunder, all Note Documents, such assets as shall from time to time be identified as deposited in the Certificate Account (including the investment income thereon), property which secures the Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and the proceeds of insurance, condemnation awards and any other amounts receivable under the Note Documents, and all funds advanced by the Certificateholders to Trustee or otherwise held by Trustee (including without limitation funds held in the Certificate Account, the Excess Revenue Account and the Extraordinary Expense Reserve Account) in accordance with the provisions hereof.

                                   ARTICLE II
                    CONVEYANCE OF MORTGAGE LOAN; TRUST FUND

        Section 2.01. Conveyance of Mortgage Loan. As grantor of the Trust, the Seller, concurrently with the execution and delivery hereof, does hereby sell, transfer, set over, convey and absolutely assign to the Trustees without recourse (except as provided herein) in trust intending to establish the Trust, all right, title and interest of the Seller in and to the Mortgage Loan, including all interest, Make-Whole Premium and principal due or to become due from the Borrower on or with respect to the Mortgage Loan.

        In connection with such sale, conveyance, transfer and absolute assignment, the Seller does hereby sell, transfer, convey and absolutely assign and deliver to, and deposit with, the Trustees the documents constituting the Mortgage File.

        The ownership of the Mortgage Note, the Mortgage and the contents of the Mortgage File is vested in the Trustees without reservation of any right, title or interest whatsoever in the Seller. The Seller intends that the sale, conveyance, transfer and absolute assignment of the Seller's right, title and interest in and to the Mortgage Loan pursuant to this Agreement shall constitute a purchase and sale and not a pledge of security for a loan. However, if for any reason such conveyance is deemed not to be a sale, the Seller intends that the rights and obligations of the parties shall nevertheless be established pursuant to the terms of this Agreement and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loan, all payments of principal of or interest on the Mortgage Loan, all other payments made in respect of the Mortgage Loan (including, without limitation, Make-whole Premium), and all proceeds of any thereof, and any other assets of the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law. If the Trust terminates prior to the satisfaction of all claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

        Section 2.02. Acceptance by Trustee. The Trustee acknowledges receipt of the documents referred to in Section 2.01, subject to any exceptions noted in a certificate of the Trustee delivered within 30 days after the Closing Date, and declares that it holds and will hold such documents and any other documents constituting a part of the Mortgage File delivered to it in trust for the use and benefit of all present and future Certificateholders. At the Closing Date the Trustee agrees, for the benefit of Certificateholders, to review within 30 days after the Closing Date each of the documents described in
Section 2.01 delivered to it to ascertain that all required documents have been executed and received, and that such documents relate to the Mortgage Loan identified in the Mortgage Loan Schedule, as supplemented, that have been sold, conveyed, transferred and absolutely assigned to it. If the Trustee finds any document or documents constituting a part of the documents described in Section
2.01 to be missing, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered in any material respect, the Trustee shall promptly (and in any event within no more than five Business Days after such discovery so) notify the Seller. At the Closing Date the Trustee shall also notify the Seller, if in examining such documents, or through any other means, the Trustee had notice or knowledge (a) of any adverse claim, lien or encumbrance against the Mortgage Loan or Mortgaged Estate, (b) that the Mortgage Note was overdue or had been dishonored, (c) of evidence on the face of the Mortgage Note or Mortgage of any security interest or other right or interest therein, or (d) any defense against or claim to the Mortgage Note by any party. The Seller shall correct such omission or other irregularity referred to above within 90 days from the Closing Date. The Trustee shall review the documents referred to in Section 2.01 only for the purpose set forth above in this Section 2.02 and the Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

        Within thirty (30) days of the Closing Date, the Trustee shall deliver to the Seller and the Certificateholders the Trustee's Certification attached hereto as Exhibit C.

        Section 2.03. Trust Fund. The Trustees acknowledge that they hold the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders.

        Section 2.04. Execution of Certificates. The Trustees acknowledge the sale, conveyance, transfer and absolute assignment to them of the Mortgage Loan and the delivery of the documents specified in Section 2.01 to them, and, concurrently with such delivery, the Trustee has caused to be executed and delivered Certificates in authorized denominations evidencing ownership of the entire Trust Fund.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF SELLER

        Section 3.01. Representations and Warranties of Seller. The Seller represents and warrants to, and covenants with, the Trustee and the Certificateholders that as of the Closing Date:

        (i) Seller is duly organized, validly existing and in good standing as a corporation under the laws of the State of Nevada and is qualified to transact business in and is in good standing under the laws of the States of Michigan and Arizona or is otherwise exempt under applicable law from such qualification and no demand for such qualification has been made upon Seller. The principal place of business and chief executive office of the Seller is located in the State of Arizona;

        (ii) Seller has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms;

        (iii) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of Seller's articles of incorporation or bylaws or any legal restriction or any agreement or instrument to which Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which Seller or its property is subject;

        (iv) At the date hereof, Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant and agreement of or by Seller contained in this Agreement;


        (v) There is no litigation pending or, to Seller's knowledge, threatened, which, if determined adversely to Seller, would adversely affect the execution, delivery or enforceability of this Agreement or the Certificates or would impair the ability of Seller to perform its obligations under this Agreement, or, in Seller's reasonable judgment, which is likely to have a material adverse effect on the financial condition of Seller;

        (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement, the issuance of the Certificates, or the consummation of the transactions contemplated by this Agreement;

        (vii) The sale, transfer, assignment and conveyance of the Mortgage Loan by Seller pursuant to this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

        (viii) Seller (a) has not engaged, and as of the date hereof, does not engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of the Mortgage Loan, and (b) has not incurred, and as of the date hereof, does not have, any indebtedness;

        (ix)   With respect to the Mortgage Loan:

               (a) The information set forth in the Mortgage Loan Schedule is true and correct in all respects;

               (b) As of the Closing Date, the Mortgage Loan is not delinquent in payment; Seller has not advanced funds, or actively induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Estate subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; there is no requirement for future advances; and all costs, expenses and fees in connection with the making, closing or recording of the Mortgage Loan have been paid;

               (c) The terms of the Note Documents have not been impaired, waived, altered or modified in any respect; each such impairment, waiver, alteration or modification is reflected on the Mortgage Loan Schedule; no instrument of waiver, alteration or modification has been executed, and Mortgagor has not been released, in whole or in part;

               (d) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, and the Mortgaged Estate has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

               (e) The lien of the Mortgage is insured by an ALTA lender's title insurance policy or other generally acceptable form of policy of title insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Estate is located, insuring the first priority lien of the Mortgage in the original principal amount of the Certificates subject only to Permitted Encumbrances. After the transfer of the Mortgage
Loan to the Trustee pursuant to Section 2.01, the Trustee will be the named insured of such lender's title insurance policy. To the best of Seller's knowledge, no claims have been made under such lender's title insurance policy and to the best of Seller's knowledge, no prior holder of the Mortgage, including the Trustee has done, by act or omission, anything which would impair the coverage of such policy;

               (f) The Mortgaged Estate is located in the State of Michigan as indicated on the Mortgage Loan Schedule;

               (g) To the best of Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Note Documents and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration of the Mortgage Loan; and Seller has not waived any default, breach, violation or event permitting acceleration;

               (h) The Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Estate is sold without satisfaction of certain conditions precedent contained in the Mortgage;

               (i) To the best of Seller's knowledge, the Mortgaged Estate is free of damage and waste and to the best of Seller's knowledge, there is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation thereof;

               (j) Seller has not obtained any collateral for the Mortgage Note other than the Mortgaged Estate;

               (k) Seller had the legal capacity to enter into the Mortgage Loan and to execute and deliver any and all documents relating to the Mortgage Loan;

               (l) The proceeds of the Mortgage Loan have been fully disbursed to or for the benefit of the Borrower;

               (m) Immediately before the sale, transfer, conveyance and absolute assignment to the Trustee, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and Seller had good title thereto and was the sole owner thereof and had full right to sell, transfer, convey and absolutely assign the Mortgage Loan to the Trustee free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest; immediately upon the sale, transfer, conveyance and absolute assignment thereof pursuant to Section 2.01, the Trustee, on behalf of the Certificateholders, will have indefeasible title to, and will be the sole owner of the Mortgage Loan, free and clear of any encumbrance, equity, lien, pledge, charge, claim or security, except for Permitted Encumbrances;

               (n) The Mortgage File contains the Appraisal of the Mortgaged Estate; and

              (o) Each of the parties to the Note Documents has the full power and authority to execute, deliver and perform the respective Note Documents to which it is a party, and such party has duly executed and delivered each such Note Document, and each such Note Document constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

                                   ARTICLE IV


                                THE CERTIFICATES



        Section 4.01. The Certificates.



        (a) Form and Terms. The Certificates shall be substantially in the form annexed hereto as Exhibit B and shall be executed by Trustee. Each Certificate shall bear interest and have the other terms as are set forth in the Certificate Schedule and the Certificates.

        Certificates shall not be subject to optional redemption except as provided herein.

        On the Closing Date, Trustee shall issue the Certificates indicated on the Certificate Schedule. The principal amount of the Certificates to be issued hereunder shall not exceed $5,415,300, except as provided in Section 4.02(b) and 4.02(c) or 4.03.

  (b) Optional Prepayment Redemption. In the event of a prepayment of the Mortgage Note pursuant to Section 3 of the Loan Agreement, upon receipt by Trustee of the amount of such prepayment, Trustee shall promptly (but in any event not later than the next Business Day following such receipt) redeem the Certificates, in whole or in part, in a principal amount equal to the sum of
(i) the principal amount prepaid on the Mortgage Note, and (ii) the Certificate Differential, by payment of such sum together with accrued interest thereon plus a premium equal to the difference, if any, between the Make-Whole Premium paid in respect of the Mortgage Note so prepaid and the amount set forth in clause (ii) above (provided that such premium shall in no event be less than zero).

        (c) Note Put Redemption. Upon the direction in writing of the Holders of Certificates evidencing Percentage Interests in the aggregate of not less than 66-2/3%, Trustee shall exercise the Put in accordance with the terms and provisions of the Note Put Agreement, Trustee shall designate the Purchase Date under the Note Put Agreement (which Purchase Date shall be not more than ten
(10) Business Days after receipt of such direction and upon receipt of the Purchase Price from Kmart, Trustee shall promptly (but in any event not later than the next Business Day following such receipt) redeem the Certificates by payment of the entire unpaid principal balance thereof, together with accrued interest thereon plus a premium equal to the difference, if any, between the Make-Whole Premium paid as part of the Purchase Price and the Certificate Differential (provided that such premium shall in no event be less than zero).

        (d)  Notice of Redemption.   Notice of Redemption pursuant to Section
4.01(b) shall be given by sending such
notice, by first-class mail, postage prepaid, not less than 30 days nor more than 60 days prior to the date fixed for Redemption. Notice of Redemption pursuant to any other provision hereof shall be given as soon as reasonably practicable following notice of the facts giving rise to such Redemption by the Trustee. All notices of Redemption shall be mailed to the Certificateholder of each Certificate to be prepaid in whole or in part at the address shown on the registration books maintained by the Trustee. Neither the failure of any Certificateholder to receive a notice mailed nor any defect in any notice so mailed shall affect the validity of the proceedings for such Redemption. All Certificates or portions thereof so called for Redemption will cease to accrue interest on the specified Redemption Date provided funds for their Redemption are on deposit at the Corporate Trust Office of the Trustee at that time.

        (e) Rights of Holders to Payments. The rights of the Certificateholders to receive payments with respect to the Trust Fund in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement.

        (f) Application of Partial Prepayments. All partial prepayments of the Certificates shall be applied on all outstanding Certificates ratably in accordance with the unpaid principal amounts thereof.

        Section 4.02. Registration of Transfer and Exchange of Certificates.

        (a) The Trustee shall cause to be kept at its Corporate Trust Office or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall be the Certificate Registrar. In preparing the Certificate Register, the Trustee shall initially use the information regarding the Certificateholders provided in the Purchase Agreement.

        (b) Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office or at the office of any designated agent of the Trustee maintained for such purpose, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, a new Certificate of a like tenor and dated the date of such execution by the Trustee.

        (c) No transfer of a Certificate shall be made (and the Trustee shall have no obligation to register any attempted transfer) unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Securities Act of 1933, as amended ("Securities Act"), and effective registration or qualification under applicable state securities laws or is made in a transaction which does not require such registration or qualification under state law. So long as the Certificates are not registered under the Securities Act, each Certificate shall contain a legend to the following effect:

        THIS CERTIFICATE MAY BE SOLD, PLEDGED, ASSIGNED, TRANSFERRED OR HYPOTHECATED ONLY IN COMPLIANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT.

        The Trustee has no obligation to any Holder to register the Certificates under, or to effect compliance with any exemption under, the Securities Act. The Holder of a Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The system of transfer of Certificates established hereunder is intended to satisfy the requirements of
Section 163(f) of the Code and the Regulations promulgated thereunder.

        (d) No transfer of a Certificate shall be made unless the Trustee shall have received a Transfer Assurance consisting of either (i) a representation letter from the transferee of such Certificate, reasonably acceptable to the Trustee and Seller, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Seller, or (ii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA and
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan, an Opinion of Counsel reasonably satisfactory to the Trustee and Seller to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Seller to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Seller.

        (e) At the option of the Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of a like tenor, upon surrender of the Certificate to be exchanged at the Corporate Trust Office or at the office of any designated agent of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Trustee shall execute and deliver, a new Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

        (f) No service charge shall be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

        (g) All Certificates surrendered for transfer and exchange shall be destroyed by the Trustee.

        Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.  If
(i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such reasonable security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor. For purposes of satisfaction of clause (ii) of this Section, a written indemnity from XXXXXXXXXX need not be secured. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the undivided interest of the Certificateholder in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

        Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the undivided interest in the Trust Fund evidenced thereby for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and the Trustee shall not be affected by notice to the contrary.

        Section 4.05. Appointment of Paying Agent. The Trustee shall serve as Paying Agent for the purposes of making distributions to Certificateholders pursuant to Section 6.01.

                                   ARTICLE V

                TRUSTEE'S DUTIES WITH RESPECT TO MORTGAGE LOAN;
                           ESTABLISHMENT OF ACCOUNTS



        Section 5.01. Calculation of Distributions. The Trustee shall calculate the Available Distribution Amount, make distributions on each Remittance Date as set forth in Section 6.01 and have full power and authority to do any and all things which it may deem necessary or desirable in connection with such duties.

        Section 5.02. Receipt of Lease Payments; Collection of Lease and Lease Guaranty Payments; Collection of Mortgage Loan Payments; Investment Direction.

               (a) The Trustee acknowledges that, pursuant to the Consent and Agreement, the Trustee will be paid directly by Tenant under the Lease. All Annual Rental payable by Tenant under the Lease and received by Trustee shall be deposited by the Trustee in the Certificate Account as described in Section
5.03 hereof, and invested in Eligible Investments in accordance with Section 5.02(d) of this Agreement, and applied to the payment of principal, interest, and premium, if any, due, or to become due, on the Mortgage Note.

               (b) In the event the Trustee does not receive any monthly installment of Annual Rental on the date set forth in the Lease, the Trustee is hereby directed to and the Trustee shall notify the Borrower (as landlord), the Tenant and Kmart in writing regarding the Tenant's failure to make such timely payment. In the event the Trustee does not receive the monthly installment of Annual Rental within five Business Days of giving such written notice, the Trustee shall use its best efforts to enforce the provisions of the Lease and Lease Guaranty by exercise of all of the remedies available to it at law and in equity, including, but not limited to, the remedies available under the Lease and the Lease Guaranty, provided however, the Trustee shall, in no event, give notice of intent to terminate or take action to terminate the Lease without the prior consent of Holders of Certificates evidencing Percentage Interests aggregating not less than 66 and 2/3rds percent.

               (c) Continuously from the date hereof until the principal and interest on the Mortgage Loan are paid in full, the Trustee will use reasonable best efforts to collect all payments due under the Mortgage Loan when the same shall become due and payable. The Trustee shall also review any official receipts from any taxing authority provided to it pursuant to Section 1.08(c) of the Mortgage to monitor payment of Impositions (as defined in the Mortgage).

               (d)(i) Prior to the Due Date of the corresponding payment on the Mortgage Note for each Due Period, funds in the Certificate Account shall be invested in Eligible Investments at the written direction of the Borrower provided that such instruments shall mature on or prior to the Due Date and in no event shall be invested in obligations maturing later than ninety days from the investment date. The risk of investment loss during this period shall be borne by the Borrower. Subsequent to such Due Date and prior to distribution to the

Certificateholders, funds in the Certificate Account shall be invested by the Trustee in Eligible Investments as directed in writing by the Certificateholders with a Maturity Date not less than two Business Days prior to the anticipated date of distribution to the Certificateholders. The risk of investment loss during this period shall be borne by the Certificateholders. On or after the Due Date and prior to the Remittance Date for each Due Period, the Trustee shall be prohibited from selling or transferring Eligible Investments prior to maturity unless and until a default shall have occurred under the Mortgage Note. In the event (i) the Trustee shall not have received at least twenty-four hours' written notice as to any such investment direction upon the maturity of an existing investment, or (ii) the Trustee shall have received no investment direction by the Certificateholders as described in this Section 5.02(d), the Trustee shall be authorized to invest maturing amounts in Eligible Investments described in subparagraph (iv) of the definition thereof (or in the further proviso at the end of such definition) until further directed in writing as to investments of such amounts. Investment earnings and losses shall be deposited to or charged to a specific account as more fully set forth in Sections 5.03(j), 5.05 and 5.07. The Trustee shall have no responsibility for any loss on any Eligible Investments. No such investment or reinvestment shall mature later than the two Business Days immediately preceding the next Remittance Date or an earlier date to the extent such monies will be needed for other payments set forth herein. Otherwise, Eligible Investments that impose substantial breakage fees will not be deemed an Eligible Investment.

        (ii) If an Event of Default occurs under the Note Documents, the Borrower shall be prohibited from directing investments as contemplated above and the Trustee shall invest in Eligible Investments described in subparagraph
(i), (ii) or (iv) of the definition thereof (or in the further proviso at the end of such definition) until such Event of Default is cured.

        Section 5.03. Establishment of Certificate Account; Deposits in Certificate Account. with respect to the Mortgage Loan, the Trustee shall cause to be segregated and held all funds collected and received pursuant to the Mortgage Loan separate and apart from any of its own funds and general assets and shall cause to be established and maintained a Certificate Account in the form of a trust account titled "Mortgage Pass-Through Certificates (Borders Books, Utica, Michigan) Series 1993, Certificate Account" in trust for the benefit of the Certificateholders.

        The Trustee shall cause to be deposited in the Certificate Account on a daily basis, and retained therein:

                (a) All scheduled payments due on account of principal on the Mortgage Loan, and all Principal Prepayments collected;

               (b) All payments on account of interest on the Mortgage Loan;

               (c) Net Liquidation Proceeds;

               (d) All Insurance Proceeds received by the Trustee under any title, hazard or other insurance policy;

               (e) All awards or settlements in respect of condemnation proceedings affecting the Mortgaged Estate which are not released to the Mortgagor in accordance with the terms of the documents contained in the Mortgage File;

               (f) All proceeds paid to Trustee by Kmart following an exercise of the Put pursuant to the Note Put Agreement;

               (g) All Extraordinary Expense Advances made by the Trustee;

               (h) All revenues from the Mortgaged Estate acquired by the Trustee by foreclosure or deed in lieu of foreclosure net of any Extraordinary Expense Advances with respect to the Mortgaged Estate;

               (i) All payments received pursuant to the terms of the Lease (except those amounts described in Section 5.06(d)(i) which shall be deposited in the Excess Revenue Account), and Lease Guaranty;

               (j) All earnings (or losses) on funds held in the Certificate Account derived from Eligible Investments with respect to which the Certificateholders or the Trustee had the power to direct investments, under
Section 5.02; and

               (k) All amounts required to be deposited therein in accordance with any other provisions of this Agreement.

The foregoing requirements for deposit in the Certificate Account shall be exclusive.

        Section 5.04. Permitted Withdrawals From the Certificate Account. The Trustee shall, from time to time, cause the withdrawal of funds from the Certificate Account for the following purposes:

               (a) to make payments to the Certificateholders in the amounts and in the manner provided for in Section 6.01; and

               (b) on each Due Date, any excess Annual Rental payments and earnings thereon remaining after the satisfaction of the Borrower's obligations under the Mortgage Loan shall be transferred to the Excess Revenue Account;
and

               (c) to make any payments to clear and terminate the Certificate Account upon the termination of this Agreement.

        Notwithstanding the foregoing, on each Remittance Date, the Trustee shall retain in the Certificate Account until the next succeeding Remittance Date, and shall not permit the withdrawal of the amount equal to the excess, if any, of (i) all scheduled principal payments and interest payments received in respect of the Mortgage Loan on the Due Date for the month of such initial Remittance Date, over (ii) the amount equal to the Debt Service due on such initial Remittance Date on the Certificates.

        Section 5.05. Excess Revenue Account. The Seller (on behalf of the Borrower) hereby establishes the Excess Revenue Account with the Trustee. This account shall be maintained as a fund separate and distinct from other accounts created under this Agreement. The Excess Revenue Account shall remain the property of the Borrower, subject to the rights of the Trustee under Sections 5.06(b) and 5.06(c) and the Pledge Agreement. Funds in the Excess Revenue Account shall be invested in Eligible Investments at the written direction of the Borrower provided that such instruments shall mature on or prior to each Remittance Date. The risk of loss shall be borne by the Borrower. Upon satisfaction of the Borrower's obligations under the Mortgage Loan, amounts remaining in the Excess Revenue Account shall be remitted to the Borrower as set forth below.

        The Trustee shall credit to the Excess Revenue Account (i) the amounts deposited pursuant to Section 5.04(b) and (ii) all amounts received on earnings on or income from (or losses due from) any investments or reinvestments of amounts in Eligible Investments in the Excess Revenue Account.

        Section 5.06. Permitted Withdrawals From the Excess Revenue Account. The Trustee shall cause the withdrawal of funds from the Excess Revenue Account for the following purposes and in the following order of priority:

               (a) to pay to the Certificate Account any amounts needed to satisfy the Borrower's obligation with respect to the Mortgage Loan to the extent not previously satisfied from amounts in the Certificate Account;

               (b) to pay the Trustee for unpaid annual Trustee Fees payable by Borrower pursuant to the Loan Agreement;

               (c) to pay the Trustee for any unreimbursed Extraordinary Expense Advances required by Borrower's default pursuant to the Note Documents and to reimburse Trustee for any expenses, costs and liabilities for which it is entitled to reimbursement under the Note Documents; prior to an Event of Default the Trustee's right to reimburse itself (other than with respect to the Trustee Fees) pursuant to this clause (c) with respect to the Mortgage Loan is limited to reimbursement or payments from related Liquidation Proceeds, condemnation proceeds and amounts representing Insurance Proceeds; however, subsequent to an Event of Default the Trustee shall have a prior lien on all moneys in the Excess Revenue Account for payment or reimbursement of its Trustee Fees payable by Borrower and Extraordinary Expense Advances and other amounts owed it and payable by Borrower under any provision of the Note Documents;

               (d) to disburse to Borrower, without requisition, (i) on or before the fifteenth day of each calendar month any monthly installment of Annual Rental received by Trustee for any calendar month commencing June 1, 1993 to and including May 1, 1994, and (ii) any amounts remaining in the Excess Revenue Account promptly following each Remittance Date on which principal payments are made after paying or providing for the payment or withdrawal of amounts described in clauses (a), (b) and (c) above.

        Section 5.07. Extraordinary Expense Reserve Account. The Seller (on behalf of the Borrower) hereby establishes the Extraordinary Expense Reserve Account with the Trustee in the initial amount of Five Thousand Dollars ($5,000). This account shall be maintained as a fund separate and distinct from all other accounts created under this Agreement. The Extraordinary Expense Reserve Account shall remain the property of the Seller subject to the rights of the Trustee under the terms of this Agreement and the Pledge Agreement. Upon satisfaction of the Borrower's obligations under the Mortgage Loan and under this Agreement, amounts remaining in the Extraordinary Expense Reserve Account shall be remitted to the Seller.

        Funds in the Extraordinary Expense Reserve Account shall be invested in Eligible Investments at the written direction of the Seller provided that such instruments shall mature on or prior to each Remittance Date. The risk of loss shall be borne by Seller. The Trustee shall credit to the Extraordinary Expense Reserve Account all amounts received as earnings on or income from (or losses due from) any investments or reinvestments of amounts in Eligible Investments in the Extraordinary Expense Reserve Account.

        Section 5.08. Permitted withdrawals from the Extraordinary Expense Reserve Account. The Trustee shall cause the withdrawal of funds from the Extraordinary Expense Reserve Account for the following purposes and in the following order of priority:

               (a) to pay to the Certificate Account any amounts needed to satisfy the Borrower's obligations under the Mortgage Loan;

               (b) to pay the Administrative Expenses of the Trust, including but not limited to the expenses incurred by the entity retained pursuant to
Section 6.02 to prepare tax returns and reports;

               (c) to pay the Trustee for unpaid Trustee's Fees payable by Borrower pursuant to the Loan Agreement;

               (d) to pay the Trustee for any unreimbursed Extraordinary Expense Advances required by Borrower's default pursuant to the Note Documents for any expenses, costs and liabilities for which it is entitled to reimbursement under
Section 6.03 or 7.03; provided, however, that (i) prior to an Event of Default the Trustee's right to reimburse itself (other than with respect to the Trustee's Fee) pursuant to this clause (d) with respect to the Mortgage Loan is limited to reimbursement or payments from related Liquidation Proceeds, condemnation proceeds and amounts representing Insurance Proceeds; and (ii) subsequent to an Event of Default the Trustee shall have a prior lien on all moneys in the Extraordinary Expense Reserve Account for payment or reimbursement of its Trustee's Fee payable by Borrower and Extraordinary
Expense Advances and other amounts owed it and payable by Borrower under any provision of the Note Documents;

               (e) to the extent insufficient amounts are available from the Trustee's Fee to fund all customary, reasonable and necessary costs and expenses incurred in the performance by the Trustee of its obligations hereunder, the Trustee may draw upon the Extraordinary Expense Reserve Account; written notice of such a draw shall be made to the Certificateholders within thirty (30) days after such draw; such written notice shall set forth the amount of the draw, its use and the balance remaining in the Extraordinary Expense Reserve Account; and

               (f) to disburse to Borrower, without requisition, any amounts remaining in the Extraordinary Expense Reserve Account promptly following termination of the Trust provided, however, prior to the distribution of such excess amounts the Trustee shall ensure that there remains, set aside in the Extraordinary Expense Reserve Account amounts sufficient to pay for the Administrative Expenses related to terminating the Trust, including, but not limited to, the filing of any final tax returns.

        Section 5.09. Capitalized Debt Service Account. The Seller (on behalf of the Borrower) hereby establishes the Capitalized Debt Service Account with the Trustee. This account shall be maintained as a fund separate and distinct from other accounts created under this Agreement. The Capitalized Debt Service Account shall remain the property of the Borrower subject to the rights of the Trustee under the terms of this Agreement and the pledge thereof by Borrower pursuant to the Pledge

Agreement to secure the Mortgage Loan. Funds in the Capitalized Debt Service Account shall be invested in Eligible Investments at the written direction of Borrower provided that such instruments shall mature on or prior to each Remittance Date. The risk of loss shall be borne by the Borrower. The Trustee shall cause to be deposited into the Capitalized Debt Service Account (i) the amount of the Capitalized Debt Service Reserve received on the Closing Date and
(ii) all amounts received on earnings on or income from (or losses due from) any investments or reinvestments of the Capitalized Debt Service Reserve in Eligible Investments.

        On each Remittance Date through and including June 15, 1994, the Trustee shall cause the transfer of funds from the Capitalized Debt Service Account to the Certificate Account in an amount necessary to satisfy Debt Service on the Certificates on such Remittance Date.

        After June 15, 1994 and upon the payment of all Debt Service on the Certificates prior to and including such date, and upon the transfer to the Certificate Account of the annual Trustee Fee for the period commencing June 15, 1994 through June 15, 1995, and provided that no default or Event of Default shall have occurred and be continuing under any one or more of the Note Documents, Trustee shall disburse to the Borrower without requisition any amounts remaining in the Capitalized Debt Service Account.

        Section 5.10. Realization Upon Defaulted Mortgage Loan.

               (a) If an Event of Default has occurred and is continuing and if Certificateholders holding Percentage Interests aggregating not less than 66-2/3% direct, the Trustee shall use its best efforts to foreclose upon or otherwise comparably convert the ownership of the Mortgaged Estate securing the Mortgage Loan; shall manage, conserve and protect the Mortgaged Estate for the purposes of its prompt disposition and sale; and shall dispose of the Mortgaged Estate on such terms and conditions as the Certificateholders deem to be in their best interests after the Trustee has received indemnity for its reasonable costs, expenses and liabilities with respect thereto to its reasonable satisfaction from the Certificateholders in accordance with Section
9.02 (iii).  A written agreement from   XXXXXXXXXX to pay such costs, expenses
and liabilities shall be deemed as satisfactory.

               (b) Notwithstanding the foregoing, if the Trustee has actual knowledge or reasonably believes that all or any part of the Mortgaged Estate is affected by hazardous or toxic wastes or substances, the Trustee need not cause the Trust to acquire title to the Mortgaged Estate in a foreclosure or similar proceeding. In connection with such activities, the Trustee shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its trustee activities, and, in particular, the Trustee shall be furnished with such certificates of appropriate public officials and agencies, if any, a history of the Mortgaged Estate and its uses, other evidence reasonably satisfactory to the Trustee showing that the Mortgaged Estate conforms to existing environmental laws, regulations and rules, and that no conditions exist in, on or beneath the surface of the Mortgaged Estate that are or might become hazardous materials, and including but not limited to an environmental report or reports from a company reasonably satisfactory to Trustee, showing that there has been no storage, disposal or release of any oil, fuels, gases, chemicals, trash, garbage or other solid wastes or hazardous materials which report or reports shall be based upon complete and thorough on-site inspections of the Mortgaged Estate, including but not limited to investigations of the soil, surface water and groundwater, to confirm the absence of any hazardous materials on or beneath the surface of the Mortgaged Estate or adjacent lands.

               (c) The activities set forth in Section 5.10(a) are also subject to the proviso that the Trustee shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of the Mortgaged Estate unless it shall determine that (i) such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement for such expenses and (ii) such expenses will be recoverable either through Liquidation Proceeds, or revenues from the Mortgaged Estate. The Trustee shall have no power under this Section 5.10 to perform any act which, if consummated, would cause the entity created hereunder to fail to be characterized as a trust for federal income tax purposes. The Trustee may rely upon an Opinion of Counsel, as set forth in Section 9.02, if it reasonably believes that such an act may cause the Trust to fail to be characterized as a trust for federal income tax purposes.

        Section 5.11. Trustee Compensation. The Trustee, as compensation for its activities hereunder, shall be entitled to receive (a) on the Closing Date and each Remittance Date on which a principal payment is made the amounts provided for as the Trustee's Fee and (b) amounts representing reimbursement for Extraordinary Expense Advances and reimbursement for certain expenses, as specified by Sections 5.06(c) and 5.08(d). As so specified, from and after the occurrence of an Event of Default, the Trustee will have a prior lien on the Trust Fund for all such amounts.

        The Trustee shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in Section 5.06(c) and
(d) and Section 5.08(c), (d) and (e).

        Section 5.12. Rights of the Certificateholders. The Trustee shall afford the Certificateholders, upon reasonable notice and during normal business hours, access to all records maintained by the Trustee in respect of its rights and obligations hereunder and access to officers of the Trustee responsible for such obligations. Upon request, the Trustee shall furnish the Certificateholders with its most recent financial statements and such other information as the Trustee possesses regarding its business, property and condition, financial or otherwise.

                                   ARTICLE VI
                       PAYMENTS TO THE CERTIFICATEHOLDERS

        Section 6.01. Distributions.

               (a) The Trustee shall cause to be distributed, from funds in the Certificate Account, the following amounts:

                    (i) an amount equal to the Debt Service due on such Remittance Date on the Certificate or Certificates held by such Certificateholder; and

                    (ii) on the date provided for redemption of Certificates pursuant to Section 4.01(b) or (c), to each Certificateholder an amount equal
to the amount   payable on the Certificate or Certificates held by such
Certificateholder pursuant to Section 4.01(b) or (c), as the case may be; and

                    (iii) upon the termination of the Trust pursuant to
Section 10.01 hereunder, to each Certificateholder an amount equal to the product of (a) all amounts remaining in the Certificate Account after giving effect to the distributions provided for in clauses (i) and (ii) hereof, and
(b) the Percentage Interest of such Certificateholder.

               (b) All distributions made to Certificateholders on each Remittance Date shall be made to the Certificateholders of record on the Record Date (other than as provided in this Agreement or in the form of Certificate respecting the final distribution), (i) by wire transfer in immediately available funds to the account of such Holder at a bank or other Financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Trustee in writing by the Record Date at least 10 Business Days prior to such Remittance Date and such Holders hold Certificates in the aggregate principal amount of $1,000,000 or more or (ii) for all other Holders of Certificates, by check mailed to the address of the Person entitled thereto as it appears on the Certificate Register. All distributions in respect of the Certificates shall be made without presentation or surrender, except that the final distribution in Redemption of the Certificates will be made only upon presentation and surrender of the Certificates at the

Corporate Trust Office or such other agency of the Trustee specified in the final distribution notice to Certificateholders. If on any Determination Date, the Trustee reasonably determines that the Mortgage Loan is not outstanding and there are no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Trustee shall send the final distribution notice to each Certificateholder and make provision for the final distribution in accordance with Section 10.02.

        Section 6.02. Statements to Certificateholders. Not later than each Remittance Date, Trustee will cause to be sent to each Certificateholder a statement setting forth the following information with respect to each Certificate (which information may be aggregated for all Certificates held by the same Holder), after giving effect to the distributions to be made pursuant to Section 6.01 on or as of such Remittance Date:

                    (i) the amount of such distribution allocable to principal;

                    (ii)  the amount of such distribution allocable to interest;

                    (iii) the amount of any Extraordinary Expense Advance by the Trustee pursuant to Section 6.03; and

                    (iv) If applicable, whether the Mortgage Loan is delinquent.

        In addition, not more than 90 days after the end of each calendar year or by such earlier time as may be required under the Code, the Trustee will furnish a report to each holder of a Certificate at any time during such calendar year, an annual statement of interest paid in accordance with the requirements of applicable federal income tax law listing the Principal Balance of the Mortgage Loan outstanding at the end of such calendar year.

        Concurrent with execution of this Agreement, Seller shall appoint Coopers & Lybrand or a similar organization which regularly engages in the preparation and filing of such documents on a continuous basis for profit and which represents itself to be expert in such matters, as required by applicable law, which shall cause to be prepared and which shall file, any and all tax returns, information statements or other filings required to be delivered to
(a) any governmental taxing authorities or (b) the Certificateholders pursuant to any applicable law with respect to the Trust Fund and the transactions contemplated hereby; provided, however, that (i) any reasonable fees of the organization appointed as provided above shall be paid from the Extraordinary Expense Reserve Account and (ii) the Trustee shall cooperate in good faith in providing any necessary information which it possesses regarding the Trust Fund and the Certificates to such organization. Notice of any such appointment shall be given to the Trustee by the party making such appointment at the time of such appointment.

        Section 6.03. Advances by Trustee.

               (a) The Trustee may from time to time make such Extraordinary Expense Advances as Trustee in its sole discretion deems advisable, provided, however, that (i) it is satisfied as to the availability of immediate and direct reimbursement and (ii) the payment thereof to Trustee shall not impair the payment of any distribution on the Certificates pursuant to Section 6.01.

               (b) In order to make an Extraordinary Expense Advance, the Trustee shall deposit in the Certificate Account an amount equal to such Advance. Any moneys being held for future distribution to Certificateholders in the Certificate Account shall not be so used.

                                 ARTICLE VII
                                 THE SELLER

        Section 7.01. Indemnification; Third Party Claims. Subject to the limitations of Section 9.01 with respect to the Trustees, the Seller shall indemnify the Trustees and hold the Trustees harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustees may sustain in any way related to their failure to perform their duties in strict compliance with the terms of this Agreement, other than any failure arising from the gross negligence or willful misconduct of the Trustees. The Seller shall immediately notify the Trustees if a claim is made by a third party with respect to this Agreement or the Mortgage Loan, assume (with the consent of the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees and expenses, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Trustees in respect of such claim.

        Section 7.02. Maintaining Corporate Existence of the Seller. The Seller will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in the jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or the Mortgage Loan and to perform its duties under this Agreement.

        The Seller will not, on or after the date of execution of this Agreement (i) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of the Mortgage Loan,
(ii) incur any indebtedness, or (iii) amend, or propose to its shareholders for their consent any amendment of, its Articles of Incorporation or Bylaws without giving notice thereof in writing not less than 30 days nor more than 90 days prior to the date on which such amendment is to become effective to Trustee and without first obtaining the written Consent of Trustee.

        Section 7.03. Limitation on Liability of the Seller. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of any warranty or representation made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and duties hereunder. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

        The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Seller may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities which the Seller shall be entitled to be reimbursed for out of the Extraordinary Expense Reserve Account as provided by Section 5.06(b).

        Section 7.04. Seller May Resign. The Seller may resign from the obligations and duties hereby imposed on it with respect to its role as Seller; provided that such resignation shall not be effective unless and until a successor shall be appointed, which successor shall be a wholly-owned subsidiary of Seller which shall assume all duties of the Seller hereunder; and provided, further, that this provision shall not relieve the Seller from any breach of its representations and warranties made in Article III; however, such liability shall be limited as set forth in Section 7.03.

                                  ARTICLE VIII

                                    DEFAULT

        Section 8.01. Events of Default. The (a) nonpayment to any Certificateholder of any payment required to be made under the terms of this Agreement, which continues unremedied for a period of five days, (b) default in the performance or observance of any covenant, contract or provision contained herein, or (c) occurrence of any event constituting an Event of Default under the Note Documents or any other document in the Mortgage File shall constitute an Event of Default under this Agreement. If an Event of Default shall occur and be continuing, then, and in each and every such case, so long as the Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates of Percentage Interests aggregating not less than 66-2/3%, the Trustees shall, exercise any rights and remedies that they may have pursuant to the Note Documents or at law or equity to damages, including injunctive relief and specific performance, provided that the Trustees shall have no such power which, if exercised, would cause the Trust to fail to be characterized as a trust for federal income tax purposes. The Trustees may rely upon an Opinion of Counsel, as set forth in Section 9.02, if they reasonably believe that such an act may cause the Trust to fail to be characterized as a trust for federal income tax purposes. The Trustees will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustees reasonable indemnity against the costs, expenses and liabilities which the Trustees may incur. A written agreement from XXXXXXXXXX to pay such costs, expenses and liabilities shall be deemed as satisfactory. The Trustees shall apply the proceeds recovered in the enforcement of the rights and remedies under this Agreement in accordance with the terms of this Agreement.

         Section 8.02. Waiver of Defaults. The Trustees may, and at the direction of Holders of Certificates of Percentage Interests aggregating not less than 66-2/3%, the Trustees shall, waive any default hereunder and its consequences, except that a default in the making of any required distribution on the Certificates may only be waived by the affected Certificateholders. The Trustees shall have no authority to exercise the right of waiver if, as a result thereof, this Trust would fail to be characterized as a trust for federal income tax purposes. The Trustees may rely upon an Opinion of Counsel as set forth in Section 9.02 if they reasonably believe that such an act may cause the Trust to fail to be characterized as a trust for federal income tax purposes. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent Event of Default or impair any right consequent thereon except to the extent expressly so waived.

        Section 8.03. Notification to Certificateholders. Within 30 days after acquiring actual knowledge of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

        Section 8.04. Rights of Certificateholders to Direct Proceedings. Anything in this Agreement to the contrary notwithstanding, the Holders of Percentage Interests aggregating not less than 66-2/3% shall have the right, at any time during the continuance of an Event of Default, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the time, place and method of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Agreement; provided, however that such direction shall not be otherwise than in accordance with the provisions of law and this Agreement and provided that such Holders shall have provided to the Trustee the reasonable indemnity pursuant to Section 9.02 (iii) against the costs, expenses and liabilities which the Trustee may incur in connection with such proceedings. A written agreement from XXXXXXXXXX to pay such costs, expenses and liabilities shall be deemed to be satisfactory.

                                   ARTICLE IX

                            CONCERNING THE TRUSTEES

         Section 9.01. Duties of Trustees. The Trustees, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertake to perform such duties and only such duties as are specifically set forth in this Agreement, including without limitation the duties set forth in Sections 5.01 and 6.02. In case an Event of Default has occurred (which has not been cured), the Trustees shall exercise such of the rights and powers vested in them by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs. No permissive rights of the Trustees shall be construed as a mandatory duty of the Trustees.

         The Trustees, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustees which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and if they are deemed to be deficient, Trustees shall request cure of any such deficiency within a reasonable period of time for such cure. If such deficiency is not cured to the satisfaction of Trustees, the Trustees may treat the requirement pursuant to which such instrument is furnished as not having been satisfied.

         No provision of this Agreement shall be construed to relieve the Trustees from liability for their own negligent action, their own negligent failure to act or their own misconduct; provided, however, that:

                 (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustees shall be determined solely by the express provisions of this Agreement, the Trustees shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustees and, in the absence of bad faith on the part of the Trustees, the Trustees may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustees and conforming to the requirements of this Agreement;

                 (ii) The Trustees shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustees were negligent in ascertaining the pertinent facts;

                 (iii) The Trustees shall not be personally liable with respect to any action taken, suffered or omitted to be taken by them in good faith in accordance with the direction of holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3% as to the time, method and place of conducting any proceeding for any remedy available to the Trustees, or exercising any trust or power conferred upon the Trustees, under this Agreement; and

                 (iv) The Trustees shall have no authority to perform any act which, if consummated, would cause the entity created hereunder to fail to be characterized as a trust for federal income tax purposes. The Trustees may rely upon an Opinion of Counsel, as set forth in Section 9.02, if they reasonably believe that such an act may cause the Trust to fail to be characterized as a trust for federal income tax purposes.

         The Trustees shall not be required to expend or risk their own funds or otherwise incur financial liability in the performance of any of their duties hereunder, or in the exercise of any rights or powers, if there is reasonable grounds for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to them.

         Section 9.02. Certain Matters Affecting Trustees. Except as otherwise provided in Section 9.01:

                 (i) The Trustees may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it or them to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) The Trustees may consult with counsel, and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by them hereunder in good faith and in accordance with such Opinion of Counsel (costs associated therewith shall be chargeable to the Extraordinary Expense Reserve Account);

                 (iii) The Trustees shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustees reasonable indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (the written agreement of XXXXXXXXXX to pay such costs, expenses and liabilities shall be deemed as satisfactory); the right of the Trustees to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustees shall not be answerable for other than negligence or willful misconduct in performance of such act. Nothing contained herein shall, however, relieve the Trustees of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in them by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs;

                 (iv) The Trustees shall not be personally liable for any action taken, suffered or omitted by them in good faith and believed by them to be authorized or within the discretion or rights or powers conferred upon them by this Agreement;

                 (v) Except with respect to notice of deficient or missing documents described in Section 2.02, prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustees shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing Percentage
Interests aggregating not less than 66-2/3%; provided, however, that if the payment within a reasonable time to the Trustees of the costs, expenses or liabilities likely to be incurred by them in the making of such investigation is, in the opinion of the Trustees, not reasonably assured to the Trustees by the security afforded to it by the terms of this Agreement, the Trustees may require reasonable indemnity against such expense or liability as a condition
to such proceeding.  A written agreement of   XXXXXXXXXX to pay such costs,
expenses and liabilities shall be deemed as satisfactory. The reasonable expense of every such examination shall be paid from the Extraordinary Expense Reserve Account, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation; and

                 (vi) The Trustees may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

         Section 9.03. Trustees Not Liable for Certificates or Mortgage Loan. The recitals contained herein and in the Certificates shall be taken as the statements of the Seller and the Trustees assume no responsibility for its correctness. The Trustees make no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by the Trustee) or of the Mortgage Loan or related documents. The Trustees shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller with respect to the Mortgage Loan.

        Section 9.04. Trustee May Own Certificates. The Trustee in its corporate or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

        Section 9.05. Trustee's Fee and Expenses. The Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Trustee shall be reimbursed for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), but solely from amounts available in the Extraordinary Expense Reserve Account and Excess Revenue Account as provided herein. Notwithstanding the above, no such expense, disbursement or advance shall be reimbursable as may arise from its negligence or bad faith.

         Section 9.06.    Action by Individual Trustee.      The Individual
Trustee shall act as and be such upon the following terms and conditions:

                 (a) Subject to the provisions of Section 9.14, all rights, powers, duties and obligations conferred or imposed upon the Trustees shall be conferred or imposed solely upon and solely exercised and performed by the Trustee except as expressly provided otherwise in this Agreement and except to the extent that under any law or any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee;

                 (b) No power granted by this Agreement to, or which this Agreement provides may be exercised by, the Individual Trustee shall be exercised by the Individual Trustee except jointly with, or with the consent in writing of, the Trustee, anything contained to the contrary notwithstanding; and

                 (c) The Individual Trustee may at any time by an instrument in writing, constitute the Trustee or its successor in trust hereunder his agent or attorney-in-fact, with full power and authority, to the extent which may be permitted by law, to do any and all acts and things and exercise any and all discretion which he is authorized or permitted to do or exercise, for and in his behalf and in his name.

         Section 9.07. Eligibility Requirements for Trustee. The Trustee hereunder shall at ail times be a corporation having its principal office in a state and city acceptable to the Holders of Certificates evidencing Percentage Interests aggregating not less than 66-2/3%, and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000 in
the case of   XXXXXXXXXX and of at least $100,000,000 in the case of any successor trustee and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.08.

         Section 9.08. Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Certificateholders. Upon receiving such notice of resignation, the Certificateholders evidencing Percentage Interests aggregating not less than 66-2/3% shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time, the Trustee shall cease to be eligible in accordance with the provisions of Section 9.07 and shall fail to resign after written request therefor by Certificateholders evidencing Percentage Interests aggregating not less than 66-2/3%, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then the Certificateholders evidencing Percentage Interests aggregating not less than 66-2/3% may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         The Certificateholders evidencing Percentage Interests aggregating not less than 66-2/3% may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Trustee so removed and one complete set to the successor so appointed.

         Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in Section 9.09.

        Section 9.09. Successor Trustee. Any successor trustee appointed as provided in Section 9.07 or 9.08 shall execute, acknowledge and deliver to the Certificateholders and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee the Mortgage File and related documents and statements held by it hereunder, and the Seller and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         No successor trustee    shall   accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.07.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Seller shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Seller.

        Section 9.10. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 9.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 9.11. Resignation of Individual Trustee. The Individual Trustee or any of his successors may resign, and may be discharged of the trusts created by this Agreement by giving written notice thereof to the Certificateholders and to the Trustee.

         Such resignation shall take effect immediately upon the acceptance of appointment by a Person succeeding to the office of the Individual Trustee appointed by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%, as provided in Section 9.13.

Section 9.12. Removal of Individual Trustee. The Individual Trustee or any of his successors may be removed at any time by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3%, by delivery of a notice of such removal to the Individual Trustee, to the Seller, and to the Trustee, signed by such holders, and such removal shall be effective upon the date specified in such notice, and the Individual Trustee's duties and obligations hereunder shall thereupon cease, except as specified in Section 9.14.

        Section 9.13. Appointment of Successor to Individual Trustee. If at any time the Individual Trustee or any of his successors shall die, resign or be removed or otherwise become incapable of acting, or if for any reason the office of Individual Trustee shall become vacant, a successor to the Individual Trustee shall forthwith be appointed by the Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% by an instrument signed by such Certificateholders.

        Section 9.14. Succession of Successor to Individual Trustee. Any Person appointed as a successor to the Individual Trustee shall execute, acknowledge and deliver to the Certificateholders, his predecessor, to the Trustee and to the Seller, an instrument accepting such appointment hereunder, and thereupon such Person without any further act, deed or conveyance shall become vested with all estates, properties, rights, powers, duties and trusts of his predecessor in the trusts hereunder with like effect as if originally named as Individual Trustee herein; but nevertheless, on the written request of the Seller or Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% or of the Trustee or of the new Individual Trustee, the predecessor shall execute and deliver an instrument transferring to the new Individual Trustee, upon the trusts expressed in this Agreement, all the estates, properties, rights, powers and trusts granted to him by this Agreement and shall duly assign, transfer, deliver and pay over to the new Individual Trustee any property and money subject to the lien of this Agreement held by such predecessor. Should any instrument in writing from the Seller or from Holders of Certificates evidencing Percentage Interests aggregating not less than 66 2/3% or from the Trustee be required by any person who becomes the Individual Trustee for more fully and certainly vesting in and confirming to such Individual Trustee such estates, properties, rights, powers and trusts, then, on request, any and all such instruments in writing shall be made, executed, acknowledged and delivered by the Seller and/or the Trustee.

         Any Individual Trustee which has resigned or been removed shall nevertheless retain all rights of indemnity.

                                   ARTICLE X

                                  TERMINATION

         Section 10.01. Termination. The respective obligations and responsibilities of the Seller and the Trustees under this Agreement (except the duty to pay the Trustee's Fee and to provide indemnification under the terms of this Agreement) shall, so long as such termination does not result in the imposition of a tax on the Trust Fund, terminate upon the first to occur of the final payment, prepayment in full or other liquidation (or any advance with respect thereto) of the Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of the Mortgage Loan and the remittance of all funds due hereunder; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

        Section 10.02. Notice; Final Distribution.

                 (a) Notice of any termination pursuant to Section 10.01, specifying the Remittance Date after which all Certificateholders shall surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed no later than 15 days prior to such final distribution specifying (i) the Remittance Date upon which final payment on the Certificates will be made and following which the Certificateholders shall present and surrender their Certificates at the Corporate Trust Office or the office of any designated agent of the Trustee therein designated, and (ii) the amount of any such final payment, and (iii) payments will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates. On the Remittance Date upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the amount distributable on such Remittance Date.

                 (b) If all of the Certificateholders shall not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate and reasonable steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in the Trust.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 11.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

         No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustees a written notice of the occurrence of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the related Percentage Interest shall have made written request upon the Trustees to institute such action, suit or proceeding in their own name as Trustees hereunder and shall have offered to the Trustees such reasonable indemnity as they may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustees, for 60 days after their receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustees, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders. A written agreement
of   XXXXXXXXXX to pay such costs, expenses and liabilities shall be deemed as satisfactory. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustees shall be entitled to such relief as can be given either at law or in equity.

         Section 11.03 Amendment. This Agreement may be amended from time to time by the Seller and the Trustees with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments on the Mortgage Loan or distributions required to be made hereunder on any Certificate without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of all Certificateholders.

         Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

         The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         No such amendment shall be effective, notwithstanding anything in this Agreement to the contrary, unless the Trustee and Counsel shall have received an Opinion of Counsel, in form and substance reasonably acceptable to each of them, to the effect that such amendment, if consummated would not cause the Trust to fail to be characterized as a trust for federal income tax purposes.

         Section 11.04. Solicitation of Certificateholders. The Trustee will not solicit, request or negotiate for or with respect to any direction or proposed waiver or amendment of any of the provisions of this Agreement or the Certificates, unless each Holder of the Certificates (irrespective of the amount of Certificates then owned by it) shall be informed thereof by the Trustee and shall be afforded the opportunity of considering the same and shall be supplied by the Trustee with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section shall be delivered by the Trustee to each Holder of outstanding Certificates forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of outstanding Certificates. Neither the Seller nor the Trustee nor any Affiliate thereof will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Certificateholders as consideration for or as an inducement to the entering into by any Certificateholders of any waiver or amendment of any of the terms and provisions of this

Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all Certificateholders.

         Under any provisions of this Agreement that relate to consent, waiver, direction, request or demand of or by Certificateholders, each and every Certificateholder shall be entitled to give or make any such consent, waiver, direction, request or demand without request or demand for such action by the Trustee.

         In the event any such direction or similar action is so received by the Trustee under any provision hereof from the Certificateholders of requisite Percentage Interests, the Trustee shall follow the direction of such Certificateholders.

        Section 11.05. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in appropriate public offices for real property records in the county or other comparable jurisdiction in which the Mortgaged Estate is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary in connection with the Mortgage Loan.

        Section 11.06. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

         Section 11.07. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

        Section 11.08. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Seller, XXXXXXXXXX, XXXXXXXXXX, Attention:
XXXXXXXXXX, and (ii) in the case of the Trustee, XXXXXXXXXX, c/o XXXXXXXXXX,
Attention: Corporate Trust Division, and in the case of the Individual Trustee, XXXXXXXXXX, or (iii) in the case of any of the foregoing Persons, such other addresses as such Persons furnish to the other Persons. Any notice required or permitted to be mailed to a Certificateholder shall be given by registered mail, postage prepaid, or by express delivery service, at the address of such Certificateholder as shown in the Certificate Register.

         Section 11.09. Counterparts. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         Section 11.10. Submission to Jurisdiction. Each party hereto hereby consents to the jurisdiction of any state or federal court located within the County of New York, State of New York and irrevocably agrees that all actions or proceedings relating to this Agreement may be litigated in such courts and each such party waives any objection which it may have based on improper venue or forum non conveniens to the conduct of any proceeding in any such court, waives personal service of any and all process upon it and consents that all such service or process be made by registered or certified mail (return receipt requested) or messengered to it at its address set forth in Section 11.08 or to its Agent referred to below at such Agent's address set forth below and that service so made shall be deemed to be completed in accordance with Section
11.08. Each party hereto hereby appoints the Prentice Hall Corporation System, Inc., with an office on the date hereof at 15 Columbus Circle, New York, New York 10023 as its Agent for the purpose of accepting service of any process within the State of New York and shall execute any confirmation thereof requested by the other party hereto. Nothing in this Section shall effect the right of any party hereto to serve legal process in any other manner permitted by law to bring any action or proceeding in the courts of any jurisdiction against the other party or to enforce a judgment obtained in the courts of any other jurisdiction.

         Section 11.11. Gender; Number. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the context shall require.

               THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.

         IN WITNESS WHEREOF, the Seller and the Trustees have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                   XXXXXXXXXX, a
                                                 Nevada corporation



                                                 By /s/
                                                   --------------------------
                                                 Name
                                                     ------------------------
                                                 Title  Assistant Secretary
                                                      -----------------------


                                                 XXXXXXXXXX, a New York banking
                                                 corporation


                                                 By /s/
                                                   ---------------------------
                                                 Name
                                                     -------------------------
                                                 Title
                                                      ------------------------

                                                   XXXXXXXXXX, as Individual
                                                 Trustee



                                                  By    XXXXXXXXXX
                                                        XXXXXXXXXX

STATE OF  Arizona     ]
        -----------
                      ] ss.

CITY OF   Phoenix     ]
        -----------

        On the 10th day of June, 1993 before me, a Notary Public in and for said State, personally appeared /s/______________ known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Assistant Secretary on behalf of XXXXXXXXXX, a Nevada corporation, and acknowledged to me that such Corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, the Seller and the Trustees have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                   XXXXXXXXXX, a
                                                 Nevada corporation



                                                 By
                                                   --------------------------
                                                 Name
                                                     ------------------------
                                                 Title
                                                      -----------------------


                                                 XXXXXXXXXX, a New York banking
                                                 corporation


                                                 By       XXXXXXXXXX
                                                   --------------------------
                                                 Name     XXXXXXXXXX
                                                     ------------------------
                                                 Title  Authorized Signer
                                                      -----------------------

                                                   XXXXXXXXXX, as Individual
                                                 Trustee



                                                  By    XXXXXXXXXX
                                                    --------------------
                                                        XXXXXXXXXX

STATE OF  Arizona     ]
        -----------
                      ] ss.

CITY OF   Phoenix     ]
        -----------

        On the 10th day of June, 1993 before me, a Notary Public in and for said State, personally appeared ________________, known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Assistant Secretary on behalf of XXXXXXXXXX, a Nevada corporation, and acknowledged to me that such Corporation executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.

        IN WITNESS WHEREOF, I have hereunto set my hand and my official seal the day and year first above written.
                                                        /s/
                                                        _______________________
                                                              Notary Public

[NOTARIAL SEAL]
_______________


STATE OF  CALIFORNIA  ]
                      ] SS.
CITY OF LOS ANGELES   ]


        On the 24th day of July, 1993 before me, a Notary Public in and for
said State, personally appeared   XXXXXXXXXX, personally known to me (or proved
to me on the basis of satisfactory evidence) to be the person who executed the within instrument as to be a ___________ on behalf of XXXXXXXXXX, a New York banking corporation, and acknowledged to me that such association executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


[NOTARIAL SEAL]
                                                        _______________________
                                                              Notary Public



My Commission Expires:
___________________________

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.



(NOTARIAL SEAL]                             _______________________________
                                                     Notary Public

MY Commission Expires:
_____________________________


STATE OF CALIFORNIA  ]
                     ] SS.
CITY OF LOS ANGELES  ]


        On the 25th day of June, 1993 before me, a Notary Public in and for
said State, personally appeared   XXXXXXXXXX, personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as to be an authorized signer on behalf of XXXXXXXXXX, a New York banking corporation, and acknowledged to me that such association executed the within instrument pursuant to its Bylaws or a resolution of its Board of Directors.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARIAL SEAL]                                AGNES P. OBANDO
                                               _________________________
                                               Notary Public

                                                OFFICIAL SEAL
                                                AGNES P. OBANDO
                                                Notary Public-California
                                                LOS ANGELES COUNTY
My Commission Expires:
2-27-95

STATE OF CALIFORNIA   ]
                      ] SS.
CITY OF LOS ANGELES   ]


         On the  25th day of June of 1993 before me, a Notary Public in and for
said State, personally appeared   XXXXXXXXXX, personally known to me (or
proved to me on the basis of satisfactory evidence) to be the person who
executed the within instrument on behalf of   XXXXXXXXXX, as Individual
Trustee.


      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

[NOTARIAL SEAL]                                         AGNES P. OBANDO
                                                        _______________________
                                                        Notary Public

                                                        OFFICIAL SEAL
                                                        AGNES P. OBANDO
                                                        Notary Public-California
                                                        LOS ANGELES COUNTY
My Commission Expires:
2-27-95

                        [EXHIBITS INTENTIONALLY OMITTED]